Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”) is entered into on May 14, 2008 to be effective as of March 14, 2008, is between Bank of America, N.A. as Administrative Agent, Swing Line Lender, L/C Issuer and sole Lender (“Bank”), the Subsidiaries of the Borrower party hereto as Guarantors (each a “Guarantor”) and Internap Network Services Corporation (“Borrower”).

RECITALS

A.           Borrower, each Guarantor and Bank have entered into a certain Credit Agreement dated as of September 14, 2007 (together with any previous amendments, the “Credit Agreement”).

B.           Bank, each Guarantor and Borrower desire to amend the Credit Agreement as set forth below.

AGREEMENT

1.  Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Credit Agreement.

2.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The second proviso of the last paragraph of the definition of “Applicable Rate” in Section 1.01 is hereby deleted and the following is substituted in lieu thereof:

“and provided, further that in the event that Borrower does not maintain its primary deposit accounts with Bank of America, N.A. at any time following the eighth month anniversary of this Agreement, Bank of America, N.A. reserves the right to increase the Applicable Rate for Eurodollar Rate Loans by 0.15%.  If the Applicable Rate for Eurodollars Rate Loans is increased by 0.15% as set forth above and the Borrower subsequently maintains its primary deposit accounts with Bank of America, N.A., then Bank of America, N.A. in its sole discretion may decrease the Applicable Rate for Eurodollars Loans by 0.15%, subject to increase as set forth above.”

3.  Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect.  All references to the Credit Agreement in any Loan Documents shall refer to the Credit Agreement as amended hereby.

4.  Counterparts.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.

By /s/ Ken Bauchle

Name Ken Bauchle

Title Senior Vice President

BORROWER:

Internap Network Services Corporation

By /s/George Kilguss

Name George Kilguss

Title Chief Financial Officer

GUARANTORS:

VITALSTREAM HOLDINGS, INC.

By:  /s/ Richard Dobb
Name: Richard Dobb
Title: Corporate Secretary

VITALSTREAM, INC.

By:  /s/ Richard Dobb
Name: Richard Dobb
Title: Corporate Secretary

PLAYSTREAM, INC.

By:  /s/ Richard Dobb
Name: Richard Dobb
Title: Corporate Secretary

VITALSTREAM ADVERTISING SERVICES, INC.

By:  /s/ Richard Dobb
Name: Richard Dobb
Title: Corporate Secretary